                                                                        EX. 99.1
                               ABS New Transaction

                             FREE WRITING PROSPECTUS


                          $[708,717,000] (APPROXIMATE)

                                      OWNIT

                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                   SERIES 2006-1







               CREDIT-BASED ASSET SERVICING AND SECURITIZATION LLC

                                     SPONSOR


                     MERRILL LYNCH MORTGAGE INVESTORS, INC.

                                    DEPOSITOR


                          OWNIT MORTGAGE SOLUTIONS INC.

                                   ORIGINATOR



                            LITTON LOAN SERVICING LP

                                    SERVICER






                                JANUARY 10, 2006

                               [GRAPHIC OMITTED]

                               IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

                                                 Deal Name                                                      Data
                                       -------------------------------                            ----------------------------
COLLATERAL CHARACTERISTICS             Pool Balance                                               $             725,406,950.45
--------------------------             # of Loans                                                 #                      3,178
                                       Avg Prin Balance                                           $                 228,258.95
                                       GWAC                                                       %                      6.61%
                                       WA Net Rate                                                %                      6.10%
                                       WAM                                                        #                        359
                                       Seasoning                                                  #                          2
                                       Second Liens                                               %                      1.71%
                                       Silent Seconds                                             %                     74.46%
                                       WA DTI                                                     %                     44.67%
                                       WA LTV (First+Second Liens)                                %                     78.25%
                                       WA SSCLTV (First+Second+Silent Seconds)                    %                     93.58%
                                       WA FICO                                                    #                        668
                                       IO                                                         %                     74.01%
                                       IO Loan + DTI > 45                                         %                     45.09%
                                       Prepay Penalties                                           %                     94.85%
                                       Top Originator                                            Name                    Ownit
                                       Master Servicer                                           Name
                                       Trustee                                                   Name
                                       Credit Risk Manager                                       Name
ARM CHARACTERISTICS                    WAC (Arms only)                                            %                      6.49%
--------------------                   WAM (Arms only)                                            #                        360
                                       WA Margin                                                  %                      5.54%
                                       WA Initial Cap                                             %                      3.00%
                                       WA Periodic Cap                                            %                      1.00%
                                       WA Cap                                                     %                      6.00%
                                       WA Months to Roll                                          #                         25
LOAN TYPE                              Fixed                                                      %                      7.48%
---------                                                                         10yr            %                      0.00%
                                                                                  15yr            %                      0.55%
                                                                                  20yr            %                      0.03%
                                                                                  30yr            %                     10.84%
                                       Balloons                                                   %                      3.83%
                                       2/28 Arms                                                  %                     71.05%
                                       3/27 Arms                                                  %                     11.46%
                                       5/25 Arms                                                  %                      4.59%
                                       Other Hybrid Arms                                          %                      1.49%
INDEX                                  1-Month LIBOR                                              %                      0.00%
-----                                  6-Month LIBOR                                              %                     88.58%
                                       Other Index                                                %                     11.42%
LOAN PURPOSE                           Purchase                                                   %                     72.60%
-------------                          Cash-Out Refi                                              %                     24.58%
                                       Rate-Term Refi                                             %                      2.82%
                                       Debt Consolidation                                         %                      0.00%
OCCUPANCY STATUS                       Owner                                                      %                     97.78%
----------------                       Second Home                                                %                      0.46%
                                       Investor                                                   %                      1.76%
PROPERTY TYPE                          Single Family                                              %                     74.40%
-------------                          2-4 Family                                                 %                      1.81%
                                       PUD                                                        %                     17.04%
                                       MH                                                         %                      0.00%
                                       Condo                                                      %                      6.75%
DOC TYPE                               Full Doc                                                   %                     81.09%
--------                               Stated Doc                                                 %                     15.42%
                                       Limited Doc                                                %                      3.49%


                                       No Doc                                                     %                      0.00%
MI Data                                MI Flag                                                   Y/N                         N
-------                                % of Pool Covered                                          %                      0.00%
                                       Effective LTV                                              %                     78.25%
FICO Distribution                      FICO <460                                                  %
-----------------                      FICO 460-479                                               %
                                       FICO 480-499                                               %
                                       FICO 500-519                                               %                      0.10%
                                       FICO 520-539                                               %                      0.15%
                                       FICO 540-559                                               %                      1.19%
                                       FICO 560-579                                               %                      2.68%
                                       FICO 580-599                                               %                      4.06%
                                       FICO 600-619                                               %                      9.98%
                                       FICO 620-639                                               %                      9.42%
                                       FICO 640-659                                               %                     18.01%
                                       FICO 660-679                                               %                     14.30%
                                       FICO 680-699                                               %                     13.99%
                                       FICO 700-719                                               %                      9.67%
                                       FICO 720-739                                               %                      6.66%
                                       FICO 740-759                                               %                      5.08%
                                       FICO >760                                                  %                      4.71%
DTI Distribution                       DTI <10.00                                                 %                      0.56%
----------------                       DTI 10.00-19.99                                            %                      2.68%
                                       DTI 20.00-29.99                                            %                      6.55%
                                       DTI 30.00-39.99                                            %                     15.99%
                                       DTI 40.00-49.99                                            %                     47.45%
                                       DTI 50.00-59.99                                            %                     26.78%
                                       DTI 60.00-69.99                                            %
                                       DTI > 70                                                   %
LTV Distribution                       LTV <20                                                    %                      0.04%
----------------                       LTV 20.01-30                                               %                      0.15%
                                       LTV 30.01-40                                               %                      0.37%
                                       LTV 40.01-50                                               %                      0.78%
                                       LTV 50.01-60                                               %                      1.64%
                                       LTV 60.01-70                                               %                      5.36%
                                       LTV 70.01-80                                               %                     82.24%
                                       LTV 80.01-90                                               %                      5.76%
                                       LTV 90.01-100                                              %                      3.65%
                                       LTV >100                                                   %

SSCLTV        WA FICO            WAC           % Bal.          Purch %       Invt Prop %      1st Lien %
---------------------------------------------------------------------------------------------------------
80-85%          649             6.742           6.0             36.2            5.6             99.9
85-90%          650             6.922           3.6             45.5            6.1             99.9
90-95%          660             7.037           6.6             53.0            12.3            99.3
95-100%         676             6.527           83.7            87.9            0.0             97.7

SSCLTV     % with S.2nds         CA%         Full Doc %         IO%             DTI %         DTI% > 45     % with MI
---------------------------------------------------------------------------------------------------------------------
80-85%          6.5             58.8            89.2            58.8            40.3            39.4            0.0
85-90%          29.3            56.2            86.3            67.3            42.0            46.3            0.0
90-95%          47.1            39.3            87.7            62.7            39.9            43.5            0.0
95-100%         95.9            59.6            78.5            80.0            44.9            60.7            0.0

                                                          # of Loans            Agg Principal Balance
                                                          --------------------------------------------
Loan Balance Distribution      $ 0-25,000                     23                         505,603
-------------------------
                               $ 25,001-50,000               143                       5,239,857
                               $ 50,001-75,000               101                       6,247,799
                               $ 75,001-100,000              152                      13,499,269
                               $ 100,001-150,000             632                      80,158,450
                               $ 150,001-200,000             597                     103,924,931
                               $ 200,001-250,000             421                      94,550,832
                               $ 250,001-300,000             312                      85,871,756
                               $ 300,001-350,000             228                      74,157,025
                               $ 350,001-400,000             180                      67,469,897
                               $ 400,001-450,000             151                      64,340,675
                               $ 450,001-500,000              99                      46,996,192
                               $ 500,001-550,000              54                      28,261,077
                               $ 550,001-600,000              40                      23,096,530
                               $ 600,001-650,000              24                      15,048,663
                               $ 650,001-700,000               7                       4,788,011
                               $ 700,001-750,000               6                       4,359,358
                               $ 750,001-800,000               2                       1,560,000
                               $ 800,001-850,000               1                         829,631
                               $ 850,001-900,000               4                       3,506,394
                               $ 900,001-950,000
                               $ 950,001-1,000,000             1                         995,000
                               > $ 1,000,001

                                    % of Principal Balance                GWAC           WA CLTV         WA FICO
                                   ------------------------------------------------------------------------------
Loan Balance Distribution                      0.07                      10.598           98.179          623
-------------------------
                                              0.722                      10.251           98.459          645
                                              0.861                       8.638           90.415          652
                                              1.861                       7.105           91.124          665
                                              11.05                       6.914           92.739          652
                                             14.326                       6.714           92.771          655
                                             13.034                       6.657           94.394          666
                                             11.838                       6.573           91.092          661
                                             10.223                       6.449           94.822          671
                                              9.301                       6.407           93.955          669
                                               8.87                       6.428           96.056          684
                                              6.479                       6.313           94.278          684
                                              3.896                       6.304           94.055          685
                                              3.184                        6.27           94.997          688
                                              2.075                       6.078           93.833          681
                                               0.66                       6.429           91.378          653
                                              0.601                       6.497           87.285          688
                                              0.215                       5.994              100          738
                                              0.114                       6.375               80          694
                                              0.483                       6.376           89.226          692

                                              0.137                         5.5              100          757


TOP 5 STATES          % OF TOTAL BAL     # OF LOANS         LOAN BAL     AVG LOAN BAL        WA LTV    % WITH 2ND       WA FICO
--------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA                59.029            1340         428,198,817       319,551           77.425      1.407            675
COLORADO                   7.098             315          51,489,017       163,457           79.655      1.823            651
WASHINGTON                 5.833             222          42,309,734       190,584           78.887      1.973            674
FLORIDA                    4.409             176          31,980,055       181,705           79.244      1.272            652
OREGON                     3.511             148          25,472,551       172,112           77.928      3.019            669

RUSS BELT STATES     % OF TOTAL BAL       # OF LOANS       LOAN BAL       AVG LOAN BAL    WA LTV          % WITH 2ND      WA FICO
----------------------------------------------------------------------------------------------------------------------------------
       IN                0.01%                1               95,917         95,917          80                  0           633
       MI                1.79%               99           12,982,451        131,136        81.8               0.97           658
       OH                1.64%               99           11,902,142        120,224       83.92               7.16           655

ORIGINATOR/ SOURCE              WA LTV          WA SS CLTV       FICO            WAC             % BAL.
-------------------------------------------------------------------------------------------------------
Ownit                            78.25           93.58           668             6.61            100
Name 2
Name 3
Name 4

ORIGINATOR/ SOURCE              PURCH %         INVT PROP %    1ST LIEN %     % WITH S.2NDS       CA%
-------------------------------------------------------------------------------------------------------
Ownit                            72.6            1.76            98.29           74.46           59.03
Name 2
Name 3
Name 4

ORIGINATOR/ SOURCE              FULL DOC %         IO%             DTI%         DTI% > 45    % WITH MI
-------------------------------------------------------------------------------------------------------
Ownit                             81.09           74.01           43.76           56.26           0
Name 2
Name 3
Name 4

DOCUMENTATION                     WALTV         WA SS CLTV       WAFICO            WAC            % BAL.
--------------------------------------------------------------------------------------------------------
Full Documentation                78.19           92.97           660             6.516            61.9
FULL-BNK                          78.29           93.08           662             6.531           19.19
Stated Income                     78.23           96.13           703             7.082           15.42
LIV                               79.19           95.75           682             6.493            3.49

DOCUMENTATION                     PURCH %       INVT PROP %     1ST LIEN %     % WITH S.2NDS       CA%
--------------------------------------------------------------------------------------------------------
Full Documentation                69.14           1.05            98.25           72.22           55.76
FULL-BNK                          70.45           3.79            98.91           71.43           57.24
Stated Income                     85.59           1.43            97.74           85.82            73.5
LIV                               88.25           4.82            97.89           80.61           62.85

DOCUMENTATION                  FULL DOC %          IO%            DTI %        DTI% > 45      % WITH MI
--------------------------------------------------------------------------------------------------------
Full Documentation                100             73.73           44.72           57.8            0
FULL-BNK                          100             74.54           39.99           46.53           0
Stated Income                       0             72.04           45.05           63.38           0
LIV                                0              84.87           41.86           50.93           0


AGGREGATE LOANS (FIRST LIEN ONLY) :  IN SPECIFIC BUCKET

FICO               % OF TOTAL DEAL     AVG LTV         MAX LTV       % FULL DOC
-------------------------------------------------------------------------------
<520                    0.10%           55.73           56.10             100
520-539                 0.15%           77.46           83.33           49.46
540-559                 1.18%           70.38           85.00           97.24
560-579                 2.67%           70.79           90.00           90.27
580-599                 3.96%           74.92           95.00           96.56
600-619                 9.48%            77.1          100.00           96.21
620-639                 9.33%           77.72          100.00           96.35
640-659                17.69%           78.14          100.00           89.77
660-679                14.13%           78.31          100.00           83.61
680-699                13.84%           78.84          100.00           70.93
700-719                 9.54%           78.85           95.00            64.6
720-739                 6.56%           79.19          100.00           66.57
740-759                 5.02%            79.2           94.92           61.12
760-779                 2.61%           78.35          100.00           63.75
780-800                 1.74%           78.38           90.00           63.13
800+                    0.28%           78.46           80.00           92.05
-------------------------------------------------------------------------------
TOTALS (OF DEAL)       98.29%           77.88          100.00           81.19
-------------------------------------------------------------------------------

                                                                                         % SECOND LIEN
FICO                % OWNER OCC         % IO            WAC             MARGIN       (SIMULTANEOUS OR SILENT)
-------------------------------------------------------------------------------------------------------------
<520                     100               37            8.36            2.96                      0
520-539                  100            41.65           7.235            5.66                  79.74
540-559                  100            35.87           7.689            4.18                  15.06
560-579                99.11            46.78           7.576               5                   5.42
580-599                99.65            53.59           7.319            4.82                  61.06
600-619                99.42            66.91           6.787            4.98                  63.32
620-639                98.23            72.03           6.654            4.84                  63.12
640-659                97.48            76.04           6.417            4.95                  77.72
660-679                98.22            78.33           6.485            5.02                  83.84
680-699                96.96            80.09           6.392            5.06                  83.37
700-719                97.67            86.03           6.344             5.1                  89.13
720-739                97.64            81.52           6.292            5.14                  86.56
740-759                93.81            87.21           6.374            5.12                  89.69
760-779                97.56            77.61            6.26            5.05                  81.23
780-800                95.45            72.06            6.34            4.92                  86.63
800+                   93.04            85.09           6.259            5.26                  93.04
-------------------------------------------------------------------------------------------------------------
TOTALS (OF DEAL)       97.74            75.31           6.544            4.99                  75.76
-------------------------------------------------------------------------------------------------------------

AGGREGATE LOANS (SECOND LIEN ONLY)

FICO            % OF TOTAL DEAL          AVG LTV         MAX LTV       % FULL DOC
---------------------------------------------------------------------------------
<520
520-539
540-559              0.00%                  100           100               100
560-579              0.01%                  100           100               100
580-599              0.10%                99.06           100               100
600-619              0.51%                99.72           100             95.98
620-639              0.09%                 99.6           100               100
640-659              0.32%                99.06           100             75.58
660-679              0.17%                99.51           100             76.86
680-699              0.15%                99.74           100             57.46
700-719              0.12%                99.21           100             35.62
720-739              0.09%                99.58           100             34.77
740-759              0.07%                  100           100             31.85
760-779              0.06%                98.75           100             62.36
780-800              0.02%                  100           100             31.83
800+

FICO             % OWNER OCC            % IO              WAC           MARGIN
------------------------------------------------------------------------------
<520
520-539
540-559              100                  0               11.25           0
560-579              100                  0              11.408           0
580-599              100                  0              11.273           0
600-619              100                  0                10.9           0
620-639              100                  0              10.572           0
640-659              100                  0              10.167           0
660-679              100                  0               9.769           0
680-699              100                  0               9.388           0
700-719              100                  0               8.902           0
720-739              100                  0               9.122           0
740-759              100                  0               9.121           0
760-779              100                  0               8.645           0
780-800              100                  0               9.011           0
800+


IF SECONDS IN DEAL:
Second Lien Loans
FRM %                             100
ARM %                               0


CREDIT ENHANCEMENT:
                                    SUBORDINATION %
                                    INITIAL OC %
                                    TARGET OC % BEFORE STEPDOWN
                                    TARGET OC % AFTER STEPDOWN
                                    INITIAL EXCESS INTEREST
                                    OTHER CE %

DERIVATIVES:

TRIGGERS:
                                    DELINQUENCY TRIGGER
                                    CUM LOSS TRIGGER

PERCENTAGE BY RANGE                                              LOANS WITHOUT MI
                                                                      FICOS
                              <450         451-500        501-550       551-600       601-650       651-700      701-750      >750
------------------------------------------------------------------------------------------------------------------------------------
                  <20         0.00           0.00           0.00          0.02          0.01          0.01         0.00         0.0
                20-30         0.00           0.00           0.01          0.08          0.05          0.00         0.00         0.0
                30-40         0.00           0.00           0.03          0.19          0.10          0.04         0.00         0.0
                40-50         0.00           0.00           0.00          0.30          0.37          0.10         0.00         0.0
LTVS            50-60         0.00           0.00           0.18          0.36          0.47          0.41         0.07         0.1
                60-70         0.00           0.00           0.15          1.44          2.34          0.85         0.47         0.1
                70-80         0.00           0.00           0.42          4.05          23.15         31.35        16.89        6.3
                80-90         0.00           0.00           0.04          1.13          1.75          1.86         0.78         0.2
               90-100         0.00           0.00           0.00          0.15          1.71          1.09         0.48         0.2
                 >100


                                                                  LOANS WITH MI
                                                                     FICOS
                              <450           451-500        501-550       551-600       601-650       651-700      701-750    >750
------------------------------------------------------------------------------------------------------------------------------------
                  <20
                20-30
                30-40
                40-50
LTVS            50-60
                60-70
                70-80
                80-90
               90-100
                 >100

LOAN COUNT                                                        LOANS WITHOUT MI
                                                                       FICOS
                            <450          451-500        501-550       551-600       601-650       651-700      701-750      >750
------------------------------------------------------------------------------------------------------------------------------------
                  <20         0              0              0             2             1             1            0            0
                20-30         0              0              1             5             3             0            0            0
                30-40         0              0              2             11            6             2            0            0
                40-50         0              0              0             13            15            4            0            1
LTVs            50-60         0              0              5             16            16            13           3            5
                60-70         0              0              6             47            66            24           12           4
                70-80         0              0              11            136           733           911          428         160
                80-90         0              0              2             50            60            50           24           6
               90-100         0              0              0             19            168           83           34           19
                 >100
                    #


                                                                  LOANS WITH MI
                                                                       FICOS
                            <450          451-500        501-550       551-600       601-650       651-700      701-750      >750
------------------------------------------------------------------------------------------------------------------------------------
                  <20
                20-30
                30-40
                40-50
LTVs            50-60
                60-70
                70-80
                80-90
               90-100
                 >100

                               # OF MORTGAGE                         % OF PRINCIPAL          WAC             % OWNER
FIRST LIEN LOANS:                  LOANS          PRIN. BALANCE           BALANCE                            OCCUPANCY
----------------------------------------------------------------------------------------------------------------------
LESS THAN 60.01%                125               21,612,323                27.89             6.83              96.69
80.01 to 85.00%
With MI:
Without MI:                      71               17,868,565                23.06             7.01              93.70
85.01 to 90.00%
With MI:
Without MI:                     114               23,759,605                30.66             7.49              74.39
90.01 to 95.00%
With MI:
Without MI:                      52               10,392,335                13.41             7.32              96.53
95.01 to 100.00%
With MI:
Without MI:                      27                3,861,056                 4.98             7.92             100.00
----------------------------------------------------------------------------------------------------------------------
TOTAL (FIRST LIEN)              389               77,493,884               100.00           719.44           8,930.67
----------------------------------------------------------------------------------------------------------------------

FIRST LIEN LOANS:              %ARM              FICO              CLTV             %FULL DOC       COVERAGE DOWN TO:
----------------------------------------------------------------------------------------------------------------------
LESS THAN 60.01%               54.35             622.00            49.22            87.30              49.22
80.01 to 85.00%
With MI:
Without MI:                    87.57             642.00            85.09            96.13              84.34
85.01 to 90.00%
With MI:
Without MI:                    85.15             652.00            89.94            92.86              89.67
90.01 to 95.00%
With MI:
Without MI:                    78.12             660.00            94.45            95.58              94.45
95.01 to 100.00%
With MI:
Without MI:                    86.97             669.00            99.97            95.98              99.97
----------------------------------------------------------------------------------------------------------------------
TOTAL (FIRST LIEN)          7,626.58          64,324.64         7,856.91         9,258.35
----------------------------------------------------------------------------------------------------------------------

                                                              NUMBER OF                                 AVG. LOAN
              PRODUCT TYPE               WA IO TERM            LOANS           LOAN BALANCE              BALANCE
------------------------------------------------------------------------------------------------------------------
          2/28 ARM 24 MONTH IO                24                   1               270,450                270,450
          2/28 ARM 36 MONTH IO
          2/28 ARM 60 MONTH IO                60               1,541           436,240,567                283,089
         2/28 ARM 120 MONTH IO
          3/27 ARM 24 MONTH IO
          3/27 ARM 36 MONTH IO
          3/27 ARM 60 MONTH IO                60                 226            51,878,249                229,550
          5/25 ARM 60 MONTH IO                60                 101            24,684,852                244,404
              30 FIXED IO                    119                  72            16,309,160                226,516
              15 FIXED IO
                OTHER IO                      57                  31             7,525,251                242,750
------------------------------------------------------------------------------------------------------------------
                TOTALS:                       62               1,972           536,908,529                272,266
------------------------------------------------------------------------------------------------------------------

                                                %OF             % OF TOTAL
              PRODUCT TYPE                     TOTAL IO            POOL           WA FICO            WA LTV
------------------------------------------------------------------------------------------------------------
          2/28 ARM 24 MONTH IO                   100               100              739              79.99
          2/28 ARM 36 MONTH IO
          2/28 ARM 60 MONTH IO                   100               100              674              78.55
         2/28 ARM 120 MONTH IO
          3/27 ARM 24 MONTH IO
          3/27 ARM 36 MONTH IO
          3/27 ARM 60 MONTH IO                   100               100              673              78.20
          5/25 ARM 60 MONTH IO                   100               100              680              77.61
              30 FIXED IO                        100               100              647              75.25
              15 FIXED IO
                OTHER IO                         100               100              670              76.77
------------------------------------------------------------------------------------------------------------
                TOTALS:                          100               100              673              78.35
------------------------------------------------------------------------------------------------------------

                                                %OWNER
              PRODUCT TYPE                      OCCUPIED        % PURCHASE      % INVESTOR           WA DTI         % FULL DOC
-------------------------------------------------------------------------------------------------------------------------------
          2/28 ARM 24 MONTH IO                      100            100.00             -              52.60             100.00
          2/28 ARM 36 MONTH IO
          2/28 ARM 60 MONTH IO                    98.24            81.30           1.44              44.78              79.44
         2/28 ARM 120 MONTH IO
          3/27 ARM 24 MONTH IO
          3/27 ARM 36 MONTH IO
          3/27 ARM 60 MONTH IO                   97.381            72.30           2.62              44.81              86.67
          5/25 ARM 60 MONTH IO                   95.791            58.70           1.75              42.69              88.74
              30 FIXED IO                        98.438            41.14           1.56              44.95              96.73
              15 FIXED IO
                OTHER IO                            100            70.69              -              43.15              71.88
-------------------------------------------------------------------------------------------------------------------------------
                TOTALS:                          98.076            78.03           1.55              44.67              80.99
-------------------------------------------------------------------------------------------------------------------------------

                                            Initial Periodic Caps
----------------------------------------------------------------------------------------------------------
              PRODUCT TYPE                    1.00%          1.50%            2.00%                  2.50%
----------------------------------------------------------------------------------------------------------
          2/28 ARM 24 MONTH IO                                                                       0.04%
          2/28 ARM 36 MONTH IO
          2/28 ARM 60 MONTH IO                                                                      60.14%
         2/28 ARM 120 MONTH IO
          3/27 ARM 24 MONTH IO
          3/27 ARM 36 MONTH IO
          3/27 ARM 60 MONTH IO                                                                       7.15%
          5/25 ARM 60 MONTH IO                                                                       3.40%
                OTHER IO
-----------------------------------------------------------------------------------------------------------
                                                                                                    70.73%
-----------------------------------------------------------------------------------------------------------

              PRODUCT TYPE                    3.00%          3.50%            4.00%                  4.50%            5.00%
---------------------------------------------------------------------------------------------------------------------------
          2/28 ARM 24 MONTH IO
          2/28 ARM 36 MONTH IO
          2/28 ARM 60 MONTH IO
         2/28 ARM 120 MONTH IO
          3/27 ARM 24 MONTH IO
          3/27 ARM 36 MONTH IO
          3/27 ARM 60 MONTH IO
          5/25 ARM 60 MONTH IO
                OTHER IO
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                         % OF TOTAL
FICO                                                         DEAL          AVG LTV          MAX LTV          % FULL DOC
--------------------------------------------------------------------------------------------------------------------------
520-539                                                     0.06%           77.19            83.33             26.316
540-559                                                     0.42%           72.33            85.00            100.000
560-579                                                     1.25%           72.38            90.00             95.353
580-599                                                     2.12%           75.94            90.00             95.439
600-619                                                     6.34%           77.22            95.00             99.228
620-639                                                     6.72%           77.83            95.00             96.506
640-659                                                    13.45%           78.56           100.00             91.160
660-679                                                    11.07%           78.62           100.00             84.655
680-699                                                    11.09%           79.07           100.00             70.030
700-719                                                     8.21%           78.91            95.00             64.907
720-739                                                     5.35%           79.13           100.00             69.579
740-759                                                     4.38%           79.04            90.00             62.486
760-779                                                     2.03%           78.52            94.97             65.261
780-800                                                     1.25%           78.75            90.00             58.613
800+                                                        0.24%           80.00            80.00            100.000

                                                                                                              % SECOND
                                                                                                                LIEN
FICO                                                        % OWNER                                          (SIMULTANEOU
                                                            OCC              WAC              MARGIN          S OR SILENT)
-------------------------------------------------------------------------------------------------------------------------------
520-539                                                    100.00           8.039             7.04              73.68
540-559                                                    100.00           7.382             5.08              32.76
560-579                                                    100.00           7.426             5.71               7.69
580-599                                                     99.35           7.112             5.81              69.67
600-619                                                     99.14           6.597             5.34              72.85
620-639                                                     98.07           6.526             5.28              68.57
640-659                                                     98.51           6.311             5.15              81.23
660-679                                                     98.00           6.393             5.34              88.24
680-699                                                     98.26           6.327             5.26              87.46
700-719                                                     98.54           6.313             5.25              92.84
720-739                                                     97.37           6.244             5.29              91.98
740-759                                                     94.75           6.318             5.27              92.32
760-779                                                     98.02           6.191             5.15              85.24
780-800                                                     93.69           6.269             5.44              86.01
800+                                                       100.00           6.103             5.11             100.00